                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (Advisory Fee Waivers)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO BOND FUND
COUNSELOR SERIES TRUST)                 INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH       FUND
SERIES)                                 INVESCO EXCHANGE FUND
AIM INTERNATIONAL MUTUAL FUNDS          INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO           INVESCO MUNICIPAL INCOME OPPORTUNITIES
INVESTMENT FUNDS)                       TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO           INCOME TRUST
TAX-EXEMPT FUNDS)                       INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)               INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)               MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE NEW
TRUST II                                YORK MUNICIPALS
                                        INVESCO VALUE MUNICIPAL INCOME TRUST

       on behalf of the Funds listed in
       the Exhibit to this Memorandum of
       Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         Exhibit A to Advisory Fee MOA


  AIM Counselor
  Series Trust
  (Invesco Counselor                                                Expiration
  Series Trust)               Waiver Description     Effective Date    Date
  ------------------       ------------------------  -------------- ----------
  Invesco Strategic Real      Invesco will waive
  Return Fund                advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           4/30/2014    06/30/2017

  AIM Investment
  Funds (Invesco                                                    Expiration
  Investment Funds            Waiver Description     Effective Date    Date
  ----------------         ------------------------  -------------- ----------
  Invesco Global Targeted     Invesco will waive
  Returns Fund               advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           12/17/2013   06/30/2017

  Invesco Strategic           Invesco will waive
  Income Fund                advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments            5/2/2014    06/30/2017

  Invesco Unconstrained       Invesco will waive
  Bond Fund                  advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           10/14/2014   06/30/2017

  AIM Treasurer's
  Series Trust
  (Invesco Treasurer's                                              Expiration
  Series Trust)               Waiver Description     Effective Date    Date
  --------------------     ------------------------  -------------- ----------
  Premier Portfolio           Invesco will waive
                             advisory fees in the
                            amount of 0.07% of the
                           Fund's average daily net
                                    assets              2/1/2011    12/31/2016

  Premier U.S.                Invesco will waive
  Government Money           advisory fees in the
  Portfolio                 amount of 0.07% of the
                           Fund's average daily net
                                    assets              2/1/2011    12/31/2016

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                     EFFECTIVE DATE   COMMITTED UNTIL
 ---------                                   ------------------ ---------------
 Invesco American Franchise Fund             February 12, 2010   June 30, 2017
 Invesco California Tax-Free Income Fund     February 12, 2010   June 30, 2017
 Invesco Core Plus Bond Fund                    June 2, 2009     June 30, 2017
 Invesco Equally-Weighted S&P 500 Fund       February 12, 2010   June 30, 2017
 Invesco Equity and Income Fund              February 12, 2010   June 30, 2017
 Invesco Floating Rate Fund                     July 1, 2007     June 30, 2017
 Invesco Global Real Estate Income Fund         July 1, 2007     June 30, 2017
 Invesco Growth and Income Fund              February 12, 2010   June 30, 2017
 Invesco Low Volatility Equity Yield Fund       July 1, 2007     June 30, 2017
 Invesco Pennsylvania Tax Free Income Fund   February 12, 2010   June 30, 2017
 Invesco S&P 500 Index Fund                  February 12, 2010   June 30, 2017
 Invesco Short Duration High Yield
   Municipal Fund                            September 30, 2015  June 30, 2017
 Invesco Small Cap Discovery Fund            February 12, 2010   June 30, 2017
 Invesco Strategic Real Return Fund            April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

 PORTFOLIO                                     EFFECTIVE DATE   COMMITTED UNTIL
 ---------                                   ------------------ ---------------
 Invesco Charter Fund                           July 1, 2007     June 30, 2017
 Invesco Diversified Dividend Fund              July 1, 2007     June 30, 2017
 Invesco Summit Fund                            July 1, 2007     June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco European Small Company Fund            July 1, 2007     June 30, 2017
 Invesco Global Core Equity Fund                July 1, 2007     June 30, 2017
 Invesco International Small Company Fund       July 1, 2007     June 30, 2017
 Invesco Small Cap Equity Fund                  July 1, 2007     June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Convertible Securities Fund         February 12, 2010   June 30, 2017
 Invesco Global Low Volatility Equity Yield
   Fund                                         July 1, 2007     June 30, 2017
 Invesco Mid Cap Core Equity Fund               July 1, 2007     June 30, 2017
 Invesco Small Cap Growth Fund                  July 1, 2007     June 30, 2017
 Invesco U.S. Mortgage Fund                  February 12, 2010   June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                                   COMMITTED
  FUND                                          EFFECTIVE DATE       UNTIL
  ----                                        ------------------ -------------
  Invesco Asia Pacific Growth Fund               July 1, 2007    June 30, 2017
  Invesco European Growth Fund                   July 1, 2007    June 30, 2017
  Invesco Global Growth Fund                     July 1, 2007    June 30, 2017
  Invesco Global Opportunities Fund             August 3, 2012   June 30, 2017
  Invesco Global Small & Mid Cap Growth Fund     July 1, 2007    June 30, 2017
  Invesco International Companies Fund        December 21, 2015  June 30, 2017
  Invesco International Core Equity Fund         July 1, 2007    June 30, 2017
  Invesco International Growth Fund              July 1, 2007    June 30, 2017
  Invesco Select Opportunities Fund             August 3, 2012   June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                                   COMMITTED
  FUND                                          EFFECTIVE DATE       UNTIL
  ----                                        ------------------ -------------
  Invesco All Cap Market Neutral Fund         December 17, 2013  June 30, 2017
  Invesco Balanced-Risk Allocation Fund/1/       May 29, 2009    June 30, 2017
  Invesco Balanced-Risk Commodity Strategy
    Fund/2/                                   November 29, 2010  June 30, 2017
  Invesco Developing Markets Fund                July 1, 2007    June 30, 2017
  Invesco Emerging Markets Equity Fund           May 11, 2011    June 30, 2017
  Invesco Emerging Market Local Currency
    Debt Fund                                   June 14, 2010    June 30, 2017
  Invesco Endeavor Fund                          July 1, 2007    June 30, 2017
  Invesco Global Health Care Fund                July 1, 2007    June 30, 2017
  Invesco Global Infrastructure Fund             May 2, 2014     June 30, 2017
  Invesco Global Market Neutral Fund          December 17, 2013  June 30, 2017
  Invesco Global Markets Strategy Fund/3/     September 25, 2012 June 30, 2017
  Invesco Global Targeted Returns Fund/4/     December 17, 2013  June 30, 2017
  Invesco Greater China Fund                     July 1, 2007    June 30, 2017
  Invesco International Total Return Fund        July 1, 2007    June 30, 2017
  Invesco Long/Short Equity Fund              December 17, 2013  June 30, 2017
  Invesco Low Volatility Emerging Markets
    Fund                                      December 17, 2013  June 30, 2017
  Invesco Macro International Equity Fund     December 17, 2013  June 30, 2017
  Invesco Macro Long/Short Fund               December 17, 2013  June 30, 2017
  Invesco MLP Fund                             August 29, 2014   June 30, 2017
  Invesco Pacific Growth Fund                 February 12, 2010  June 30, 2017
  Invesco Premium Income Fund                 December 13, 2011  June 30, 2017
  Invesco Select Companies Fund                  July 1, 2007    June 30, 2017
  Invesco Strategic Income Fund                  May 2, 2014     June 30, 2017
  Invesco Unconstrained Bond Fund              October 14, 2014  June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                                   COMMITTED
  FUND                                          EFFECTIVE DATE       UNTIL
  ----                                        ------------------ -------------
  Invesco Corporate Bond Fund                 February 12, 2010  June 30, 2017
  Invesco Global Real Estate Fund                July 1, 2007    June 30, 2017
  Invesco High Yield Fund                        July 1, 2007    June 30, 2017
  Invesco Limited Maturity Treasury Fund/5/      July 1, 2007    June 30, 2017
  Invesco Money Market Fund                      July 1, 2007    June 30, 2017
  Invesco Real Estate Fund                       July 1, 2007    June 30, 2017
  Invesco Short Term Bond Fund                   July 1, 2007    June 30, 2017
  Invesco U.S. Government Fund                   July 1, 2007    June 30, 2017
--------
1 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund VII, Ltd. invests.
5 Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

                                                               Sub-Item 77Q1(e)

                   AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2017
Invesco Comstock Fund                         February 12, 2010  June 30, 2017
Invesco Energy Fund                             July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2017
Invesco Technology Fund                         July 1, 2007     June 30, 2017
Invesco Technology Sector Fund                February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2017

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2017
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund      July 1, 2007     June 30, 2017

       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/5/ December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund               April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                            INVESCO EXCHANGE FUND

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                        January 16, 2013   June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Conservative Income Fund                July 1, 2014     June 30, 2017

                               CLOSED-END FUNDS

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Advantage Municipal Income Trust II     May 15, 2012     June 30, 2017
Invesco Bond Fund                             August 26, 2015    June 30, 2017
Invesco California Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2017
Invesco Dynamic Credit Opportunities Fund       May 15, 2012     June 30, 2017
Invesco High Income Trust II                    May 15, 2012     June 30, 2017
Invesco Municipal Income Opportunities Trust  August 26, 2015    June 30, 2017
Invesco Municipal Opportunity Trust             May 15, 2012     June 30, 2017
Invesco Municipal Trust                         May 15, 2012     June 30, 2017
Invesco Pennsylvania Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2017
Invesco Quality Municipal Income Trust        August 26, 2015    June 30, 2017
Invesco Senior Income Trust                     May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade
  Municipals                                    May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade New York
  Municipals                                    May 15, 2012     June 30, 2017
Invesco Value Municipal Income Trust            June 1, 2010     June 30, 2017

                                                               Sub-Item 77Q1(e)

                             TERMINATION AGREEMENT

   This Agreement is made as of January 16, 2015, by and among Invesco
Advisers, Inc. (the "Adviser") and Invesco Australia Limited (the "Subadviser").

                                  BACKGROUND

   The Adviser has entered into an investment advisory agreement with each of the Trusts (the "Trusts"), each on behalf of itself and its series portfolios, if any, listed on Schedules A and B hereto, and with Invesco Exchange Fund (the "Limited Partnership") (collectively, the "Invesco Funds"). The Adviser is authorized to delegate certain of its rights and obligations under the advisory agreements to subadvisers and has entered into Master Intergroup Sub-Advisory Contracts for Mutual Funds with certain affiliated subadvisers including the Subadviser (the "Subadvisory Contracts").

   Capitalized terms not defined herein, are used as defined in the Subadvisory Contracts. The Adviser and the Subadviser desire to terminate the Subadvisory Contracts solely with respect to the Subadviser. Pursuant to Section 11 of the Subadvisory Contracts, the contracts may be terminated at any time without the payment of any penalty with sixty (60) days' written notice from the Adviser to the Subadviser or from the Subadviser to a Trust or to the Limited Partnership.

   Upon termination, the Adviser will assume all the duties and responsibilities of the Subadviser. The Subadviser has not undertaken any current duties under the Subadvisory Contracts and has no existing obligations or responsibilities thereunder. The Adviser and the Subadviser, with notice to and consent of the Invesco Funds, desire to terminate the Subadvisory Contracts solely with respect to the Subadviser with immediate effect.

   NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto, as follows:

   1. Effective on execution of this Agreement, all Subadvisory Contracts are terminated with respect to the Subadviser.

   2. Notice to and Consent of Invesco Funds. This Agreement provides notice to each of the Invesco Funds of the termination of the Subadviser. By signing this Agreement, each Trust, on behalf of itself and its series portfolios, and the Limited Partnership acknowledge that the Subadvisory Contracts between the Adviser and the Subadviser will terminate immediately with respect to the Subadviser, and waives the requirement for sixty (60) days prior notice.

   3. Effect on Other Contracts. For ease of administration, the Subadvisory Contracts were signed by multiple parties including other subadvisers. It is understood and agreed that this Termination Agreement only constitutes an agreement between the Adviser and the Subadviser and in no way releases or affects any of the other Subadvisers or any other Subadvisory Contracts.

   4. Release. In consideration of the early termination of the Subadvisory Contracts, the Subadviser releases the Adviser and each of the Invesco Funds from any conditions or liabilities under the Subadvisory Contracts. The Subadviser acknowledges that no compensation is due to the Subadviser upon this release.

   IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their officers as the day and year above first written.

                                  INVESCO ADVISERS, INC.

                                  By: /s/ John M. Zerr
                                      -------------------------------------
                                  Name: John M. Zerr
                                  Title: Senior Vice President

                                  INVESCO AUSTRALIA LIMITED

                                  By: /s/ Nick Burrell / /s/ Mark Yesberg
                                      -------------------------------------
                                  Name: Nick Burrell / Mark Yesberg
                                  Title: Company Secretary / Director

NOTICE ACKNOWLEDGED AND CONSENT TO IMMEDIATE TERMINATION

                                   Each Trust (listed on Schedule A) on
                                   behalf of itself and each Fund listed on Schedule A

                                   By: /s/ John M. Zerr
                                       ----------------------------------------
                                   Name: John M. Zerr
                                   Title: Senior Vice President

                                   AIM Treasurer's Series Trust (Invesco
                                   Treasurer's Series Trust), on behalf of
                                   itself and each Portfolio listed on
                                   Schedule B

                                   By: /s/ John M. Zerr
                                       ----------------------------------------
                                   Name: John M. Zerr
                                   Title: Senior Vice President

                                   Short-Term Investments Trust, on behalf
                                   of itself and each Portfolio listed on
                                   Schedule B

                                   By: /s/ John M. Zerr
                                       ----------------------------------------
                                   Name: John M. Zerr
                                   Title: Senior Vice President

                                   Invesco Exchange Fund (listed on
                                   Schedule A), a California limited
                                   partnership

                                   By: /s/ John M. Zerr
                                       ----------------------------------------
                                   Name: John M. Zerr
                                   Title: Senior Vice President

SCHEDULE A

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco American Franchise Fund
Invesco California Tax-Free Income Trust
Invesco Core Plus Bond Fund
Invesco Equally-Weighted S & P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Low Volatility Equity Yield Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco S & P 500 Index Fund
Invesco Small Cap Discovery Fund
Invesco Strategic Real Return Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Conservative Allocation Fund
Invesco Convertible Securities Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco Mid Cap Core Equity Fund
Invesco Multi-Asset Inflation Fund
Invesco Moderate Allocation Fund
Invesco Small Cap Growth Fund
Invesco U.S. Mortgage Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund
Invesco European Growth Fund
Invesco Global Growth Fund
Invesco Global Opportunities Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Global Health Care Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Markets Strategy Fund
Invesco Global Targeted Returns Fund
Invesco International Total Return Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro International Equity Fund
Invesco Macro Long/Short Fund
Invesco MLP Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Select Companies Fund
Invesco Strategic Income Fund
Invesco Unconstrained Bond Fund

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco American Value Fund
Invesco Comstock Fund
Invesco Dividend Income Fund
Invesco Energy Fund
Invesco Gold & Precious Metals Fund
Invesco Mid Cap Growth Fund
Invesco Small Cap Value Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco Value Opportunities Fund

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Fund
Invesco Municipal Income Fund
Invesco New York Tax Free Income Fund
Invesco Tax-Exempt Cash Fund
Invesco Tax-Free Intermediate Fund

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Equally-Weighted S & P 500 Fund
Invesco V.I. Equity And Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V. I. Government Securities Fund
Invesco V.I. Growth And Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Money Market Fund
Invesco V.I. S & P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

Invesco Management Trust

Invesco Conservative Income Fund

Invesco Securities Trust

Invesco Balanced-Risk Aggressive Allocation Fund

Closed-End Funds

Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Total Property Market Income Fund
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust

Invesco Senior Loan Fund

Invesco Exchange Fund

SCHEDULE B

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

Premier Portfolio
Premier Tax-Exempt Portfolio

Short-Term Investments Trust

Government & Agency Portfolio
Government TaxAdvantage Portfolio
Liquid Assets Portfolio
STIC Prime Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Portfolio